UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 28, 2009

Live Nation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K updates the Live Nation, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Annual Report”), to reflect the following:

•

The retrospective change in business segments in the first quarter of 2009 from reporting Artist Nation as a separate segment to reporting it as part of the North American Music and International Music segments effective January 1, 2009.

•

The retrospective adoption of Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement), effective January 1, 2009.

•

The retrospective adoption of FASB Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51, effective January 1, 2009.

•

The retrospective adoption of FSP Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, effective January 1, 2009.

The Company began reporting comparative results under the new structure, including both the business segment realignments and the new accounting literature described above, effective with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Our reportable segments are North American Music, International Music and Ticketing. In addition, we have United Kingdom theatrical venue operations and other businesses which are included under other operations. Prior to 2009, we reported an Artist Nation segment, which is now reported in the North American Music and International Music segments. This change has been made to be consistent with the way we are now managing the business. Our business formerly reported as Artist Nation includes the promotion and/or production of global tours and also provides other services to artists. These artist relationships tend to be long-term and typically involve multiple revenue streams for an artist. We enter into these relationships in order to fill the distribution platform of our businesses with recurring events, both domestically and internationally. This is not a separate part of these businesses but, is just one more facet of our North American Music and International Music segments. Therefore, we are now allocating these activities based on where the profits for service to these artists are being generated.

Item 9.01 of this Current Report on Form 8-K updates the following information contained in the 2008 Annual Report to reflect the realigned segment structure and other impacts described above in Item 8.01:

Item 1.	Business

Item 1A.	Risk Factors

Item 6.	Selected Financial Data

Item 7.	Management’s Discussion and Analysis of Financial Conditions and Results of Operations

Item 8.	Financial Statements and Supplementary Data

Item 15.	Exhibits, Financial Statement Schedules

All other information in the 2008 Annual Report remains unchanged and has not been updated for events occurring after the filing of the report. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Annual Report, which was filed with the Securities and Exchange Commission on March 5, 2009.

In addition, this Current Report on Form 8-K provides quarterly financial information for the Company’s new reporting structure related to the change in business segments for the year ended December 31, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Select Items from Live Nation Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2008.

99.2	2008 Quarterly Segment Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer

May 28, 2009

EXHIBIT INDEX

Exhibits
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Select Items from Live Nation Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2008.

99.2	2008 Quarterly Segment Financial Information.